co rr ec te d tra n sc rip t Exhibit 99.1 Progress Software Corp. PRGS Three Part Advisors, LLC Midwest IDEAS Investor Conference Aug. 28, 2012 Company▲ Ticker▲ Event Type▲ Date▲ www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2012 Cal lStreet 1 PARTICIPANTS Corporate Participants Gary Spivak – Consultant, Three Part Advisors Tom Barth – Vice President-Investor Relations MANAGEMENT DISCUSSION SECTION Gary Spivak, Consultant, Three Part Advisors All right, good afternoon. My name is Gary Spivak with Three Part Advisors. We’re not quite at the end of the day. Tom is not the thing keeping you from a nice beverage yet, but I’m looking forward to hearing the presentation. Tom is the Vice President of Investor Relations at Progress Software and I know he has got a very interesting story to tell, and it’s a very dynamic time for Progress Software. So, I’ll hand over to Tom. Tom Barth, Vice President-Investor Relations Thank you, Gary, and thank you, everyone for listening to our story today. So, what I’d like to do is just run through a presentation and then leave some time for some questions and answers. So, obviously we’ll start with some forward-looking statements and get right into it. Basically are – we’re a 30-year-old software company. We’re based out of Bedford. We have a global footprint, but really what we do is we simplify the enablement of development and deployment of business applications across any platform, cloud, mobile device and our on-premise, which has been the majority of our business year-to-date. As many of you know, with a 30-year-old company there is a lot of things that happen with the founder, CEO for the first 27 years and a lot of that was – I just read our mission statement, but over the course of years, we had acquired a number of other technologies and maybe pursued another – a couple other strategies. And what we did on April 25 with the hiring of the CEO last December is announce a new strategic direction, which is a return to our roots, which is really focused on our DNA core competencies around application and development deployment. What we’re going to do is break that down into two phases, and I’ll go through that for you today. The first phase is really talking about a number of moving pieces that Gary just mentioned and then focus more on sort of congealing those in the second phase into a much stronger growth opportunity for us around the application platform as a service opportunity. So, what does that mean for us? We have 14 products today. We’re going to divest 10 of them. That’s a pretty significant effort for any company and I’ll talk a little bit about the revenue source. Today, we have – since April 25 we have divested one of those 10 products. We have a number of companies, both strategic and financial that are in our headquarters looking at diligence about whether to purchase one, several or all of those products. So, we’re excited about that, and we hope to complete that process by the end or middle of next year, where we can now focus more on this core platform as a service as we talked about. We also announced a cost reduction program for this year, where we’ll take out $55 million of run rate savings. We’ll reinvest $15 million of that into our business, which I’ll talk about, so a net reduction of co rr ec te d tra n sc rip t Progress Software Corp. PRGS Three Part Advisors, LLC Midwest IDEAS Investor Conference Aug. 28, 2012 Company▲ Ticker▲ Event Type▲ Date▲ www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2012 Cal lStreet 2 $40 million. So, what do we expect for FY 2013 revenues? We expect a revenue growth of 5%. We expect operating margins of 35%, and we believe that there’s potential upside beyond that, which we can talk about. And lastly, we talked about a return of capital. Last year in FY 2011 we returned about $200 million through a share repurchase. This year by the end of November, we’ll return an additional $150 million and by the end of FY 2013, we’ll reduce another $200 million. So I talked a little about what our new CEO has empowered the employee to do. Our focus now is improving four of these products that we remain on keeping; a lot of those have been with us a long time. What I’d like to do is just spend a couple of minutes on it. But this new strategy is really doming on a foundation where we have 30 years of profitable history. We have a global ecosystem. If you look at our revenue split, about 36% is in EMEA, 7% in Latin America, 7% in APAC and the rest in Americas. We have about 1,400 application partners that work with us on this OpenEdge technology, which I’ll talk about. We have 350 OEM agreements through our DataDirect Connect product, which I’ll talk about, but that means just about every software company of consequence uses our Connect product. And as you can see our maintenance renewal rates continue to be really healthy, and we have a very strong presence in the SMB market, as well as in some enterprise IT departments. So, the core of these revenues that we’re going to keep, I’ll show you a slide a little bit later, but it’s around the OpenEdge platform; it’s a multi-tenant, multi-language, on-premising cloud application deployment technology. And really what it does is, is allows people who develop applications every – it gives them all the tools that they need to develop it. So, whether it’s a ERP system, a CRM system or a – some other customized application, it puts all that power in their hand. So, while it has its own language, much like .Net and Java, it also is Java-enabled, but it also has an application server and a database associated, and why that appeals to the SMB market. The Connect product is really pretty aptly named. It’s about connecting different types of software together so they work quite well together. It’s sort of the blue chip standard in this marketplace. We’ll talk a little bit about the total addressable market here in a minute. And lastly, more heavily, probably a buzzword for all of you is around real-time analytics. We have a product today around decision analytics; it’s the Apama product, and we partner that with a Corticon Rules Engine product, as well as a Progress Control Tower, which is sort of how you take those things that are kicked out around events, transactions and processes and kick them up into a management interface, so people can act on them. So, I mentioned the OpenEdge product. That’s the top graph; that’s around application development. This is around on-premise application development. You can see there a 6% CAGR going forward, around the Connect product, which is the middle graph; that’s around the 20% CAGR. And lastly, around real-time analytics, you can see they are about just over 80% in terms of a CAGR. And the good news is that we have a pretty good footprint in all of these markets today. And so, if I tell you that OpenEdge in FY 2011 grew 1%, I would be able to tell you that we have a lot of opportunity and our CEO is quite focused on some low-hanging fruit to get our product back to what I would call market growth rates and is part of our foundation going forward, and our management philosophy. But really, the growth drivers going forward, past FY 2013 is about our ability to move and congeal these products into what I would call a unified platform that symbolizes our mission statement, right, which is the ability of our customers and partners to deploy their applications, not only to the cloud and/or on- premise, but also any mobile device. And so, for the next several years we will be working on congealing these products together and really forming what we think is a differentiated multitenant, multilanguage data-neutral product that people who may not want use a larger ecosystem, i.e., those that are focused more on the mid-market may find this product quite appealing.

co rr ec te d tra n sc rip t Progress Software Corp. PRGS Three Part Advisors, LLC Midwest IDEAS Investor Conference Aug. 28, 2012 Company▲ Ticker▲ Event Type▲ Date▲ www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2012 Cal lStreet 3 Why is it important? If you look at sort of the applications that are being built today on this slide here in the blue, today 50% of those applications are deployed on-premise. You can see some hybrid and then some cloud-based applications. We actually think, as you take this graph a little further in 2020, over 80% of those applications are going to be deployed or going to be deployed through the cloud. So, those that have a very effective platform as a service in this space will obviously – what you see is about a 30% compound annual growth rate, and we feel that we have the right tools to take advantage of that growth. So, again, it’s a little bit of how do we put these together. So, again, you can talk about any kind of software or any kind of technology here on the bottom. You can connect those through our DataDirect Connect product, and then through cloud hosting and management, where you can see up on the top, your left there, is with the OpenEdge product, which, again, is around business app deployment, as well as on the right there, which is real-time analytics and decisions, which, again, is correlating events, processes, and transactions and putting those in an interface where management can then help make decisions. So, again, our goal here is to provide these tools to people who develop these applications, so they can more focus on the application themselves and not the code around putting these other benefits into their technologies. So we have a leader-to-be in the space; we’re already there, so to speak. We have about 400,000 users today that are using applications that have been deployed to the cloud. We have about 600 applications that are actually funneling or channeling that. So, if you put this into some context, the largest Apache provider today is Salesforce.com. They have about 1,400 applications. Microsoft Azure is probably second with about 1,200 applications, and we’re third with about 600, and then after that it falls off dramatically. So, we have a pretty good opportunity here to be a leader in this space. And again, for those people that are – do not want to buy into this – the Salesforce ecosystem or Microsoft, we’re very a valid opportunity for them. And the other news here that I like about this slide is that with our 1,400 ISVs today, only about 15% have since migrated to the cloud, which still remains that we have a tremendous opportunity to upgrade our partners today. And maybe if I could give you a real world example of how this might work to benefit not only our partners, but ourselves, if you take an example of a smaller partner that we have in the Netherlands who has a ERP system that serves the construction market in the Netherlands, is a nice, profitable, on-premise business today. And like most ISVs or reseller networks, they have low tolerance of risk, and unfortunately, very little capital to invest. So some of the programs that we have not taken advantage of are things like sales development programs, and what we would hope to do is potentially hire one or two sales people for this individual in Germany, is adjacent to the – one of the top five construction markets in the world. So, that would not jeopardize his on-premise business in the Netherlands, but would allow him to, at low risk, enter one of the top five construction markets. Now, the only risk to him is that he does have to migrate from an OpenEdge 7 product to our latest release. And we hope that by him doing that is further committed into us longer term, but also, we get further revenues as he begins to expand in further markets. And you can see that that could translate to not only any country, but any region here in the U.S. I talked about this divestment, as well as what we’re keeping, which we now will define as core and non- core. You can see in terms of the $533 million that we did in FY 2011, the core constituted about $360 million of that; OpenEdge consisted of the majority of that revenue as well. So, we’re glad to have kept the majority of the revenue, as well as a lot of the profit. The non-core, which is a going – we’re going to divest was about $173 million of that last year. As you would expect, we’ve put a significant amount of disruption in the business here in FY 2012. So, as you go through your models – and I would look forward to talking to you in greater depth is that you’ll see that our second quarter, which we announced in June was quite challenged, based upon the restructurings, upon the divestment process, and we’re right in the quiet period of Q3. I can’t really talk about that, but in the June call, we did mention guidance co rr ec te d tra n sc rip t Progress Software Corp. PRGS Three Part Advisors, LLC Midwest IDEAS Investor Conference Aug. 28, 2012 Company▲ Ticker▲ Event Type▲ Date▲ www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2012 Cal lStreet 4 about taking that back to a flat to slightly up on constant currency growth pattern here in the fourth quarter, which ends in November. So, why would we invest in this? Again, I think as you talk about who are the leaders in this space, we’re certainly in that argument. Again, we have over 47,000 businesses that are running on our technology today. We do have a very strong balance sheet with over $300 million in cash. We have strong operating cash flows and free cash flows in excess of $100 million. We talked a little bit about getting this on the right path here in FY 2013 at a 5% revenue growth, and really what I would call an enviable operating margin at 35%, and we can talk maybe in Q&A why we think that’s achievable. We’re talking about giving back some of this capital. We probably have much more on our balance sheet than we need, so we’re going to give some of that back, some of that in short and longer term. And frankly, I think we have now what I think is a very achievable strategy versus where we were before with sort of a diverse company with a lot of product lines. So, I think we have a singular focus, a singular objective in a company, which sometimes is really hard to get, and I think once you get that, it often leads a good results. And lastly, we hired a CEO, we’re moving to much more of a channel orientation. Our CEO came to us through Autodesk, which is considered one of the largest and most successful channel organizations in the world. He is instituting a number of programs, which we think longer term will help our ability to grow in this. And again, we have what I would call a pretty diverse and active board, who is very focused on not only assisting him, but providing guidance to all the executives, as Jay has built out his team with a new head of sales and a new CFO within the last five months. And so, with that, I’d like to just sort of open it up to questions; sort of a quick presentation. Now, we can talk about anything that anyone would like. So, any questions?

co rr ec te d tra n sc rip t Progress Software Corp. PRGS Three Part Advisors, LLC Midwest IDEAS Investor Conference Aug. 28, 2012 Company▲ Ticker▲ Event Type▲ Date▲ www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2012 Cal lStreet 5 QUESTION AND ANSWER SECTION <A – Tom Barth – Progress Software Corp.>: Yes. <Q>: [inaudible] (13:31) <A – Tom Barth – Progress Software Corp.>: So the question is, what would we – what kind of multiples would we expect out of some of the divestments. It’s a very valid question. So, as you would expect, nothing performs well when it’s considered non-core; so we’ve seen a little bit of slippage on those revenues and the competition in our – in employee morale. So, those things have come down. I think there is certainly, there is a mixture of – we’ve sold one of those products at what I would call a fair multiple, but most of those – those are what I would call newer technologies, but not making any money. It is much more of a public sale than we probably would have liked, but with – so with that said, the revenue has come down off that $170 million, and we’ve given no real estimation other than the diligence is coming near the end and some of those might be sub-1, some might be slightly over 1, and I would just caution everyone to sort of take a conservative view on what we think. The good news, it’s not critical for us to maximize that value, as I think it is more important for us to sort of balance value versus expeditiousness. I think having these non-core assets in the company now or – they decay every day and I think it’s more important to get those out and try and – the value would be better maintained if we can get rid of it sooner. So, I’ve seen numbers, anything from 0.5 to maybe slightly over 1. And the question is, is what’s the 1 on; it’s not on the FY 2011 numbers, it’s on our FY 2012 expectation. So - In the back. <Q>: [inaudible] (15:09) <A – Tom Barth – Progress Software Corp.>: We did do a restructuring, as I mentioned, in the second and third quarter. Americas and APAC in Q2, EMEA in Q3 due to some regulations. So, there was a significant amount cut in the non-core. However, I would say that we have weighted the core a little bit heavier, so there will be an additional restructuring, maybe two, one on – based the – on the acquiring companies. However, one or many they may be, there might be some stranded costs. So, there would be a restructuring based on any stranded costs from the non-core. And then I would argue that there potentially might be an additional restructuring based on sort of a clean-up of the company based on the resizing of the company and future needs. So, hopefully that answers your question. <Q>: Yes. <A – Tom Barth – Progress Software Corp.>: Yes. <Q>: [inaudible] (16:07) <A – Tom Barth – Progress Software Corp.>: So the new CEO was brought in December. Again, his mandate from the Board was to pick a strategy that we felt that we could be successful in. And again, I think, as you look at his opportunities, I’ll reiterate that he could have chosen this RPM strategy, which we’ve been aggressively pursuing for the last three years, which had taken those acquisitions and sort of congealed them together. That had much higher growth opportunities. It also had a much more competitive landscape. It also was not a money-making business for us. And I think, although it was a very competent strategy and the products were quite good, the challenge for us is competing with companies like IBM and Cisco is that they had an install base for sort of a – in a nascent market, they could build a baseline of business off of it, where we were pure elephant hunting. So, it was a – elephant hunting with a transition model that wasn’t in our core fact set.

co rr ec te d tra n sc rip t Progress Software Corp. PRGS Three Part Advisors, LLC Midwest IDEAS Investor Conference Aug. 28, 2012 Company▲ Ticker▲ Event Type▲ Date▲ www.CallStreet.com • 1-877-FACTSET • Copyright © 2001-2012 Cal lStreet 6 So while we may have continued to invest in it, it would have been hard to get successful in the short- term. So, our CEO and the Board decided to go after this other strategy around where our DNA was to be much more successful. So, I’m not sure if that answers your question. Other than – I think a lot of us joined around the height of the RPM, myself included, and I think as that market continues to develop, I think there’ll be a lot of successful companies in the software space that pursue that. And I’m grateful that we pursued the other strategy, just because I think it is, as the Board mandate was, is it’s something that can grow and have something that’s enviable to the investment community. And for us, that enviable target is really the operating margin. Okay, well again I – yes, sorry... <Q>: [inaudible] (17:52) <A – Tom Barth – Progress Software Corp.>: Well, so the numbers I put up there are organic growth. So, again in FY 2012, you won’t see organic growth, but in FY 2013, that 5% number will be all organic growth. What you did see on one of those slides was a 7%-plus; that 7% implies both organic and potentially some acquisitions in there, so 7%-plus right here. So, again, I think for the most part we’re very – our CEO comes from – his background is around corporate development, as well as general management. I think obviously a healthy technology company is more focused on organic, but they typically are quite supplemental in terms of acquisitions. I would put on the plate, though, that we have a lot of things going on. So, bringing something in before we get something out would probably be a strategic mistake [Laughter]. So – Yes. <Q>: In terms of the move to the cloud, how does the product compare to the, say, Salesforce.com platform or – so how does it compare to that - <A – Tom Barth – Progress Software Corp.>: Yes, so it’s very – so it is comparable. So, the unique things is that we have a multi-tenancy around it. We also have multi-language, whereas actually Salesforce uses a lot of our technologies around their platform, but as a person who buys in or a partner or a customer that buys into that, with Salesforce.com, you’re dialing into their ecosystem; you are stuck within their ecosystem. With ours, you have the flexibility of either going to theirs, to Microsoft, or your own ecosystem. So, the difference is more around the language and the tenancy. Great, well, I’m around here for a couple more minutes. I’d look forward to meeting you. I see a lot of fresh faces in here, that’s always exciting for me, and I would look forward to having you follow us. We report our third quarter earnings on September 26; the quarter ends here on August 31. I’ll obviously have a lot more flexibility to talk about things after that quarter, and we can go from there, okay. So, thank you very much and have a wonderful day. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. 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